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                               TENTH AMENDMENT TO LEASE


    This Tenth Amendment to that certain Lease (this "TENTH AMENDMENT") dated as of the 12th day of May, 1997, between Hub Properties Trust, a Maryland real estate investment trust ("LANDLORD") and Corvas International, Inc., a Delaware corporation ("TENANT").

    WHEREAS, Hartford Accident and Indemnity Company (the "ORIGINAL LANDLORD") and Corvas, Inc. (the "ORIGINAL TENANT) entered into a certain lease dated March 28, 1989 of a portion of the premises located at 3030 Science Park Road, San Diego, California, as amended by certain Lease Amendments dated March 23, 1990 and May 18, 1990; and

    WHEREAS, Corvas International, Inc., a California corporation ("CORVAS") succeeded to the interests of Original Tenant as set forth in Consent to Assignment of Lease dated March 13 1991; and

    WHEREAS, Original Landlord and Corvas entered into a Third Lease Amendment dated May 16, 1991; Fourth Lease Amendment dated January 21, 1992; Fifth Lease Amendment dated April 15, 1992; Sixth Lease Amendment dated July 16, 1992; and Seventh Lease Amendment dated January 18, 1993; and

    WHEREAS, Corvas International, Inc., a Delaware corporation ("TENANT") succeeded to the interests of Corvas as set forth in Consent to Assignment of Lease dated September 14, 1993; and

    WHEREAS, Talcott Realty I Limited Partnership succeeded to the interests of Original Landlord; and

    WHEREAS, Talcott and Tenant entered into an Eighth Lease Amendment dated July 7, 1995 and a Ninth Lease Amendment dated March 15, 1996; and

    WHEREAS, Landlord succeeded to the interests of Talcott as set forth in Assignment and Assumption of Leases, Contracts and Other Property Interests dated December 5, 1996; and

    WHEREAS, for purposes of this Tenth Amendment, the above-referenced lease dated March 28, 1989 as amended on March 23, 1990; May 18, 1990; May 16, 1991; January 21, 1992; April 15, 1992; July 16,

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1992; January 18, 1993; July 7, 1995; and March 15, 1996 shall be hereinafter defined collectively as "the LEASE"; and

    WHEREAS, Tenant wishes to exercise its option to extend the term of the Lease and Landlord is willing to agree to such extension upon the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

    1. The definition of "Termination Date" as set forth in Section II.E. of the Lease shall be amended by deleting the date "September 30, 1997" therefrom and inserting the date of "September 30, 1998" in its place.

    2. The definition of "Base Rent" as set forth in Section II.G of the Lease shall be amended by (i) deleting the phrase "Commencing on October 1, 1996" and inserting the phrase "10/01/96-9/30/97," in its place; and (ii) inserting the following at the end thereof: "10/01/97-09/30/98, $957,961.00."

    3. The definition of "Monthly Installments of Base Rent" as set forth in Section II.H. of the Lease shall be amended by (i) inserting the following in front of the number "$76,033.44": "10/01/96-09/30/97," and (ii) inserting the following at the end thereof: "10/01/97-09/30/98, $79,830.00."

    4.   The definition of "Landlord's Mailing Address" as set forth in
Section II.M. of the Lease shall be deleted in its entirety and the following inserted in its place: "c/o M&P Partners Limited Partnership, 400 Centre Street, Newton, MA 02158 with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, MA 02109 Attn: Warren M. Heilbronner, Esq.".

    5. Section II.B.1. and Section II.B.2 of the Lease shall be deleted in their entirety.

    6. Section II.F.1. and Section II.F.2 of the Lease shall be deleted in their entirety and shall be deemed exercised for the purposes of the first line of Section II.F.3.

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    7.   Section II.W. (a) of the Lease shall be amended by inserting the following at the end thereof:

         "10/01/96-09/30/97  $30.24;
          10/01/97-09/30/98   31.75"

    8. Except as herein specifically amended, this Lease is hereby ratified and confirmed.

    IN WITNESS WHEREOF, the parties have hereto executed this Tenth Amendment the date first above written.

                                       LANDLORD:

                                       HUB PROPERTIES TRUST,
                                       a Maryland real estate investment trust


                                       by:  /s/ DAVID J. HEGARTY
                                          ------------------------
                                            David J. Hegarty
                                            Its:  President


                                       TENANT:

                                       CORVAS INTERNATIONAL, INC.,
                                       a Delaware corporation


                                       By:  /s/ JOHN E. CRAWFORD
                                          ------------------------
                                            Name: John E. Crawford
                                            Its: Executive Vice President
                                            & Chief Financial Officer